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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them a Statement on Schedule 13D (including amendments thereto) with regard to the common stock of AutoZone, Inc., and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned, being duly authorized, hereby execute this Agreement as of January 29, 2001.

                                 ESL PARTNERS, L.P.

                                 By: RBS Partners, L.P., its general partner
                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Chairman


                                 ESL LIMITED

                                 By: ESL Investment Management, LLC,
                                     its investment manager


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Managing Member


                                 ESL INSTITUTIONAL PARTNERS, L.P.

                                 By: RBS Investment Management, LLC,
                                     its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Managing Member

                                 ESL INVESTORS, L.L.C.

                                 By: RBS Partners, L.P., its manager
                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Chairman

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                                 ACRES PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Chairman


                                 MARION PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Chairman


                                 BLUE MACAW PARTNERS, L.P.

                                 By: ESL Investments, Inc., its general partner


                                     By: /s/ EDWARD S. LAMPERT
                                        --------------------------------------
                                          Edward S. Lampert
                                          Chairman




                                  /s/  EDWARD S. LAMPERT
                                 ---------------------------------------------
                                 EDWARD S. LAMPERT